UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2007

Echo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-23017 (Commission File Number)	41-1649949 (I.R.S. Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts (Address of Principal Executive Offices)	02038 (Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
Sontra Medical Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2007, which reported the Registrant’s acquisition, through its wholly-owned subsidiary, Durham Pharmaceuticals Acquisition Co., of Durham Pharmaceuticals Ltd. (“Durham”) on September 14, 2007 (the “Transaction”), for the purpose of reporting that no financial statements or pro forma financial information is required to be filed under Item 9.01 in the connection with the Transaction.
Item 9.01. Financial Statements and Exhibits
     (a)-(b) The Company determined that the Transaction did not constitute the acquisition of a business as defined under Rule 11-01(d) of Regulation S-X (17 CFR 210.11-01(d)). As a result, the acquisition of Durham’s assets and liabilities does not require the Company to file historical financial statements or pro forma financial information with this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: November 9, 2007
	By:	/s/ Harry G. Mitchell
Harry G. Mitchell
Chief Operating Officer and Chief Financial Officer